Q3 2020 Earnings Supplemental Financials September 29, 2020

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De finitions of IHS Markit non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided within the schedules attached to IHS Markit’s quarterly earnings rele ases on the Investor Relations section of the company’s website (investor.ihsmarkit.com). This presentation also includes certain forward -looking non-GAAP financial measures. IHS Markit is unable to present a reconciliation of this forward looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Acco rdingly, investors are cautioned not to place undue reliance on this information. IHS Markit uses non-GAAP measures in its operational and financial decision making. IHS Markit believes that such measures allow it to focus on what it deems to be more a reliable indicator of ongoing operating performance and its ability to generate cash flow from operations. 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Because not all companies use identical calculations, IHS Markit’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. They are not presentations made in accordance with GAAP, are not measures of financial condition or liquidity and should not be considered as an alterna tive to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, these performance measures should not be consid ered in isolation from, or as a substitute analysis for, results of operations as determined in accordance with GAAP.

We are reaffirming 2020 Guidance $ in millions, except for per share 2020 amounts IHS Markit Total Low Mid High Revenue $4,280 $4,290 $4,300 Trending toward mid-point Organic growth % excl Events (1) Approximately 0% to 1% Adjusted EBITDA $1,825 $1,830 $1,835 Trending toward mid-point Margin % 42.7% Adjusted EPS $2.76 $2.77 $2.78 Trending toward high-end Normalized EPS growth % (1) Approximately 10% Growth (1) Q2 events cancellations reduces organic by approximately 1% and EPS by approximately $0.09. Additionally normalized for divestiture of AD&S. Additional guidance items: • Depreciation expense of $220 - $225 million (tightened range from $220 - $230) • Amortization (acquisition related intangibles) expense of $365 - $375 million • Net interest expense of $235 - $240 million (tightened range from $235 - $245) • Stock-based compensation expense of $245 - $255 million • GAAP effective tax rate of 14% - 16% • Adjusted effective tax rate of 18% - 20% • Weighted average diluted shares between 400 - 403 million (tightened range from 400 - 405) • Capital expenditures to be approximately 6.0% - 6.5% of revenue • Free Cash Flow conversion (as a % of Adjusted EBITDA) of approximately 50%

Quarterly Revenue by Reported Segment

Quarterly Organic Growth (1) Q3 19 and FY 19 Total Organic Growth % includes Ipreo for one month and four months respectively (2) Q2 20 Transportation non-recurring organic revenue growth including impact of cancelled events is -37%, total organic revenue growth is -18%. (3) Q2 20 Resources non-recurring organic revenue growth including impact of cancelled events is -62% and total organic revenue growth is -14%. (4) Q3 20 CMS non-recurring organic revenue growth including BPVC is -41% and total organic revenue growth is -5%. (5) Q2 20 total non-recurring organic revenue growth including impact of cancelled events is -40% and total organic revenue growth is -7%. Q3 20 total non-recurring revenue including BPVC is -22% and total organic revenue growth is -1%.

Quarterly Financial Services Revenue (1) Q3 19, FY 19 Organic Growth % includes Ipreo for one month and four months respectively. Approximately 60% of Ipreo revenue is now reported in Solutions and the remainder in Information. 2019 Revenue and Q3 19 and Q4 19 Organic Growth % has been updated to include Ipreo within Solutions and Information. 2019 FY Revenue Ipreo was $345. In the table above it represents approximately 30% of Solutions revenue and 17% of Informati on revenue.

Quarterly Adjusted EBITDA View* by Reported Segment *Refer to financial earnings releases on investor.ihsmarkit.com for definitions and reconciliations to the nearest GAAP reported measures

2021 forward range Strong growth and profitability 2020 Guidance 2021 Range Events 2021 Range Midpoint (Q2 Supplement) Impact (Updated Q3) ($'s millions except per share amounts) Revenue 4,290 4,575 4,675 40 4,535 4,635 Organic Growth 7% 9% 6% 8% Total org growth: 1% impact from physical events (from 2020 midpoint) Financial Services 6 to 8% 6 to 8% No changes Transportation 14 to 16% 12 to 15% Growth rate adjusted for improved FY20 performance Resources down 2% to up 2% down single digits Impact of moving events to a virtual model CMS mid single digits mid single digits No change Total Expense 2,460 2,575 2,645 2,535 2,605 Adjusted EBITDA 1,830 2,000 2,030 - 2,000 2,030 Adjusted EBITDA Growth 9% 11% 9% 11% (from 2020 midpoint) Adjusted EPS 2.77 3.14 3.19 - 3.14 3.19 Adjusted EPS Growth Reported 13% 15% 13% 15% (from 2020 midpoint) Assumptions • Financial Services returns to longer-term organic revenue • Core Transportation growth of high single digits plus catch up from 2020 discounts • Resources continued downstream strength somewhat offset by Upstream lower bookings in 2020 • CMS with solid mid-single digit organic growth